UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 29, 2013

Date of Report (Date of earliest event reported)

COUPON EXPRESS, INC.

(Exact name of registrant as specified in its Charter)

Nevada	0-20317	33-0912085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Fifth Avenue

Suite 210

New York, NY 10016

(Address of principal executive offices) (Zip Code)

(914) 371-2441

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 29, 2013, Herbert B. Soroca resigned from his positions at Coupon Express, Inc. (the “Company”) as a director of the Board of Directors of the Company, as Chairman of the Audit Committee and as a non-voting member of the Operations Committee, effective immediately. Mr. Soroca's resignation was due to personal reasons and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2013	COUPON EXPRESS, INC.

By: /s/ Eric L. Kash
Eric L. Kash
Chief Executive Officer and Chief Financial Officer (Principal Executive and Financial Officer)